TWIN DISC, INC

Investor Presentation









DISCLOSURES

Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2022 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures

Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this press release are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

FOURTH QUARTER & FULL YEAR HIGHLIGHTS

TWIN DISC

Financial

- Q4 sales +10.5% to $83.9 million vs. YA
- Gross margin improved ~340 bps sequentially to 29.5% in the quarter
- FY23 EBITDA +7.6% to $25.8 million
- Solid operating cash flow of $16.0 million; Free cash flow of $14.9 million
- Veth 6-month backlog continues to increase, reaching record high

Strategic

- Expanded Veth business through Europe, North America, and Asia Pacific
- Fiscal 2023 hybrid and electric application inquiries increased 100%+ vs. prior year
- Continued progress securing multiple sources for key components
- Realized benefits of strategic global footprint rationalization
- Positive customer response to E-Frac

MARINE & PROPULSION SYSTEMS

- Strong demand across end markets; seeing an uptick in activity for U.S. and Canada
- Solid projects in pipeline; pricing in full effect
- Belgium plant is fully booked for fiscal 2023; now booking into late 2024
- Veth seeing continued strength in Europe and expansion in North America and Asia Pacific
- Veth and Rolla partnered to produce the Elite Drive for the mega yacht market





LAND-BASED TRANSMISSIONS





- Significant Oil & Gas demand, especially in North America and China
- Positive feedback on E-Frac; Opportunity for first E-Frac sales in USA starting Q1 of fiscal 2024
- Third-party engine manufacturer delays impact timing of orders for new transmissions
- Lack of investment over past few years has led to increase of fleet utilization and rebuild activity; typically done two or three times, now seeing fifth and sixth rebuilds in some cases

INDUSTRIAL

- Delivering results in-line with expectations
- Stable demand globally across end markets
- Addressing supply chain and sourcing headwinds with certain components
- Hybrid and electrification projects underway in partnership with OEMs





IMPROVING INVENTORY & HEALTHY BACKLOG

BACKLOG AND INVENTORY % OF BACKLOG



1.26
$101.2
$108.9
1.18
$124.0
1.10
$127.7
1.07
$119.2
1.11
4QF22
1QF23
2QF23
3QF23
4QF23
Backlog ($MM)
Inventory (% Backlog)

- Supply chain headwinds moderating; shipments improving
- Improved past-due orders driving healthier backlog
- Inventory as a percentage of backlog approaching historical levels

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Continued expansion of Veth product to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

TWIN DISC.

SALES

($ in millions)



$76.0
$55.9
$63.4
$73.8
$83.9
4QF22
1QF23
2QF23
3QF23
4QF23

- Healthy demand across global markets
- Supply chain and shipment improvements converting strong backlog to sales growth
- Pricing and mix benefits for entire quarter

EARNINGS PER SHARE



$0.58
($0.15)
$0.08
$0.20
$0.62
4QF22
1QF23
2QF23
3QF23
4QF23

- Continued momentum driving sequential improvement through fiscal 2023
- Higher margins drove favorable operating income in the fourth quarter

SALES DIVERSITY

TWIN DISC

SALES BY PRODUCT GROUP

($ in millions)



$3.2
$9.8
$23.3
$39.7
$3.6
$7.0
$15.9
$29.3
$4.7
$7.5
$14.7
$36.5
$3.0
$7.3
$19.6
$43.9
$4.5
$7.9
$22.9
$48.6
4QF22
1QF23
2QF23
3QF23
4QF23
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

- Continue to see strength within Marine and Propulsion Systems and Land-Based Transmissions :
  - Strong end market demand
  - Geographic expansion
  - Strategic partnerships
- Industrial sales in line with expectations

SALES MIX BY GEOGRAPHY



9%
25%
26%
40%
9%
22%
28%
41%
8%
20%
31%
41%
8%
24%
32%
37%
9%
25%
30%
38%
4QF22
1QF23
2QF23
3QF23
4QF23
North America
Europe
Asia Pacific
Other

- Sales growth consistent across geographies
- Strong Veth sales across Europe and North America

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC GROSS MARGIN



26.1%
29.5%
3QF23
4QF23

FOURTH QUARTER GROSS MARGIN DRIVERS

- Sequential margin improvement
- Increased volume; favorable product mix
- First full quarter benefit of Q3 price increases

FOURTH QUARTER GROSS PROFIT BY PRODUCT GROUP



Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Improving supply chain and inflationary headwinds; trend expected to continue
- Low single-digit pricing actions expected in fiscal 2024 vs. higher pricing in 2023
- Starting to see commodity pricing improve

STRONG BALANCE SHEET

BALANCE SHEET
($ in millions)


$36.5
$18.6
$12.5
$13.3
$24.0
$5.4
Total Debt
Cash
Net Debt
FY22
FY23

EBITDA
($ in millions)


$24.0
$25.8
FY22
FY23

LEVERAGE RATIO


1.0x
0.2x
FY22
FY23

CAPITAL ALLOCATION FRAMEWORK

TWIN DISC

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas
- Research & Development
- Geographic diversification / expansion
- Marketing

Strategic Fit
- Diversification away from Oil & Gas
- Acquisition logic immediately evident

Financial Fit
- Evident value creation potential
- Consistent business performance
- Internal Rate of Return > WACC

Other Considerations
- Platform for transformative expansion
- Can enhance network and capabilities

REAFFIRMING MEDIUM-TERM TARGETS

MEDIUM-TERM: 3-5 YEARS

Target	Drivers
Revenue $400 million	▪ Hybrid/Electric leadership ▪ Veth global expansion ▪ Industrial focus ▪ M&A
Gross Margin 30%	▪ European cost structure ▪ Operational efficiencies ▪ Greater pass-through content
Free Cash Flow Conversion 60%	▪ Supply chain processes ▪ Manufacturing footprint ▪ Capital spending discipline

KEY TAKEAWAYS

- Robust product group and end market demand driving performance improvement and expected to continue through Q1
- Improved shipments and healthier backlog set the foundation for fiscal 2024
- Supply chain headwinds moderating as actions to address legacy challenges successfully implemented
- Free cash flow strongest since 2014
- Expect inflationary pressures to improve slightly in fiscal 2024; focused on specific categories, e.g., labor
- Balance sheet strength gives confidence in macroeconomic and geopolitical uncertainty; enables strategic deployment of capital

Q&A

Fiscal 2023 Fourth Quarter Earnings Call

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	June 30, 2023	June 30, 2022
Current maturities of long-term debt	2,010	2,000
Long-term debt	16,617	34,543
Total debt	**$18,627**	**$36,543**
Less cash	13,263	12,521
Net debt	**$5,364**	**$24,022**

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC.

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

	FY23	4QF23	3QF23	2QF23	1QF23	4QF22
Net Income (loss) attributable to Twin Disc	$10,380	$8,596	$2,674	$1,139	$(2,029)	$7,779
Interest expense	2,253	571	522	594	566	534
Income tax expense	3,788	1,439	548	2,489	(688)	66
Depreciation and amortization	9,359	2,423	2,670	2,126	2,140	2,230
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$25,781	$13,029	$6,414	$6,348	$(11)	$10,609

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC.

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	FY23	FY22
Net debt	$5,364	$24,022
EBITDA	25,781	23,965
Leverage Ratio	0.2x	1.0x